UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014

MASS HYSTERIA ENTERTAINMENT COMPANY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53739	20-3107499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2920 W. Olive Avenue, Suite 208, Burbank, CA

 91505

(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (818) 459-8200

Not applicable.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 4, 2015, the Board of Directors of Registrant adopted resolutions by unanimous written consent appointing Anton & Chia, LP of Newport Beach, CA as Registrant’s independent accounting firm, effective immediately.  The Company failed to notify its predecessor independent accounting firm, dbbmckennon, nor was the required 8-K Item 4.01 filed timely.  Upon the Company filing Form 10-Q for the three months ended February 28, 2015 and 2014 as disclosed in Item 4.02 below on August 14. 2015, dbbmckennon formally resigned as the filing was submitted without their permission or knowledge.  On August 14, 2015, Registrant formally accepted the resignation of dbbmckennon as its independent audit firm.

In accordance with Item 304(a)(1) of Regulation S-K of the SEC, Registrant  is providing the following information:

1.

The former accountant, dbbmckennon, was not notified at the time that it would be dismissed as the Company’s certifying accountants; however, its formal resignation was accepted on August 14, 2015.

2.

The former principal accountant’s reports on the financial statements of Registrant for the last two fiscal years ending November 30, 2014 and 2013, did not provide an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.  The reports did, however, express substantial doubt about the Company’s ability to continue as a going concern.

3.

The decision to change accounting firms on June 4, 2015, and the acceptance of the resignation of the engagement of dbbmckennon on August 14, 2015, was recommended and approved by the Board of Directors of the Company.

4.

During the two most recent fiscal years, there were no disagreements with the former accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and no such disagreements have ever been communicated to the Company. The former principal accountant has not reviewed or acted upon the financial statements of the Registrant for any period after the fiscal year ended November 30, 2014, and did not conduct any procedures on the quarterly report on Form 10-Q filed by Registrant for the quarter ended February 28, 2015 and 2014, filed on or about August 14, 2015, as reported in Item 4.02 below. On August 17, 2015 . dbbmckennon notified Registrant requested that corrective action be taken with respect to the filing of the Form 10-Q.

5.

There were no events as described in Item 304(a)(1)(v) of Regulation SK that occurred within the two prior fiscal years of the Registrant ending November 30, 2014 and 2013 or any subsequent interim period.

(b)  Engagement of New Independent Registered Accounting Firm.  On June 4, 2015, the Registrant engaged Anton & Chia, LLP (“Anton & Chia”) as its certifying accountants to audit its financial statements for the fiscal year ended November 30, 2015 and to review its interim financial statements for the quarterly periods ending February 28, 2015, May 31, 2015 and August 31, 2015.  Anton & Chia is an independent accounting firm registered with the Public Company Accounting Oversight Board.

During the two most recent fiscal years and any subsequent interim period preceding such engagement, the Registrant has not consulted Anton & Chia regarding either:

1.

The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and no written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing,  or financial reporting issue; except that Anton & Chia reviewed the financial statements incorporated in the Form 10-Q filed by Registrant for the period ended February 28, 2015, filed on August 14, 2015; or,

2.

Any matter that was the subject of a disagreement (as described in Item 304(a)(i)(iv) of Regulation SK or a reportable event (as described in Item 304(a)(1)(v) of regulation SK.

Although no items of disagreement as defined in paragraph (a)(1)(iv) of Item 3.04 of Regulation S-K exist or have been raised by the former accountants, the Registrant has provided a copy of this report and the disclosures it is making in response to Item 3.04(a) to the former accountants and requested the former accountants to furnish a letter addressed to the Commission within ten business days stating whether it agrees with the statements made in this report by Registrant, and, if not, stating the respects in which it does not agree.  A copy of the former accountants’ letter responding to that request is attached as Exhibit 16.1 to this Report.

The Registrant requested Anton & Chia to review the disclosures contained herein prior to the filing of this report, and has provided them with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrants’ expression of its views, or the respects in which it does agree with the statements made by the Registrant in response to Item 304(a) of Regulation SK set forth above.  No such letter has been or will be provided.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(b)  On August 14, 2015, Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended February 28, 2015 and 2014, which included financial statements reviewed by Anton & Chia, the newly appointed independent accounting firm retained by Registrant.  However, because this Current Report on Form 8-K reporting on the termination of the former accounting firm, dbbmckennon, had not been filed at the time of the filing of the Quarterly Report on Form 10-Q on August 14, 2015, the former accountants advised Registrant on August 17, 2015 that the financial statements contained in that Quarterly Report should not be relied on because they were not reviewed by dbbmckennon .  Since those financial statements were already reviewed by Anton & Chia prior to the filing, Registrant has concluded that no change in the Form 10-Q as filed is necessary and no non-reliance is appropriate.

(c) Registrant has provided a copy of this report and the disclosures it is making in response to Item 4.02(b) to the former accountants and requested the former accountants to furnish a letter addressed to the Commission within two business days stating whether it agrees with the statements made in this report by Registrant in response to Item 4.02(b), and, if not, stating the respects in which it does not agree.  A copy of the former accountants’ letter responding to that request is attached as Exhibit 16.1 to this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits.

Number	Description
16.1	Letter dated August 18, 2015 from dbbmckennon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mass Hysteria Entertainment Company, Inc.

Date: August 18, 2015	By:	/s/ Daniel Grodnik
Daniel Grodnik, Chief Executive Officer